Intangible Assets - Schedule of Intangible Assets (Details)	Apr. 30, 2026 USD ($)		Apr. 30, 2026 JPY (¥)		Apr. 30, 2025 USD ($)	Apr. 30, 2025 JPY (¥)
Schedule of Intangible Assets [Abstract]
Legacy software - cost	$ 75,322	[1]	¥ 11,800,000	[1]	$ 82,731	¥ 11,800,000
Accumulated amortization - legacy software	(22,596)		(3,540,000)			(1,180,000)
Total intangible assets, net	$ 52,726		¥ 8,260,000			¥ 10,620,000

[1]	During the year ended April 30, 2025, the Company purchased software with an original purchase price of JPY31,800,000 (USD222,954). In connection with the purchase, the Company received a government grant of JPY20,000,000 (USD140,223). The grant was offset against the gross acquisition cost, resulting in a net cost basis of JPY11,800,000 (USD82,731). The software is amortized on a straight-line basis over five years.